UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: April 7, 2008

(DATE OF EARLIEST EVENT REPORTED: April 3, 2008)

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

 On April 3, 2008, Enbridge Energy Partners, L.P. (the “Partnership”) issued and sold $400 million of its 6.50% Notes due 2018 and $400 million of its 7.50% Notes due 2038 (collectively, the “Notes”).  In connection with the issuance and sale of the Notes, on April 3, 2008 the Partnership entered into a Seventh Supplemental Indenture to its Indenture dated May 27, 2003 with SunTrust Bank, as trustee (the “Indenture”).  The Seventh Supplemental Indenture with U.S. Bank National Association, successor to SunTrust Bank, as trustee, is included herein as Exhibit 4.2, which sets forth the terms of the Partnership’s 6.50% Notes due 2018. On April 3, 2008, the Partnership also entered into an Eighth Supplemental Indenture to the Indenture with U.S. Bank National Association, successor to SunTrust Bank, as trustee, attached as Exhibit 4.3 hereto, which sets forth the terms of the Partnership’s 7.50% Notes due 2038.

The notes due in 2018 will bear interest at a fixed rate of 6.50% per year and will mature on April 15, 2018. The notes due in 2038 will bear interest at a fixed rate of 7.50% per year and will mature on April 15, 2038. Interest on the notes of each series are payable on April 15 and October 15 of each year, beginning on October 15, 2008.  The Partnership may redeem some or all of the notes of either series at its option, for a premium, any time and from time to time prior to their maturity.  The notes will be unsecured senior obligations of the Partnership and will rank equally in right of payment with all of its other existing and future unsecured and unsubordinated indebtedness. Pursuant to a registration rights agreement with respect to each series of notes that the Partnership and the initial purchasers entered into in connection with the closing of this offering, the Partnership agreed to offer to exchange the notes for new issues of substantially identical securities registered under the Securities Act of 1933, as amended.  The registration rights agreement relating to the notes due in 2018 is attached as Exhibit 4.4 hereto and the registration rights agreement relating to the notes due in 2038 is attached as Exhibit 4.5 hereto.

The foregoing descriptions of the Seventh Supplemental Indenture and the Eighth Supplemental Indenture does not purport to be complete and are qualified in their entirety by reference to Exhibits 4.2 and 4.3, respectively, to this Form 8-K, which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this Item.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.
(Registrant)

	By:	Enbridge Energy Management, L.L.C.,
as delegate of Enbridge Energy Company, Inc., its General Partner

Date: April 7 , 2008	By:	/s/ Stephen Neyland
Stephen Neyland
Controller
(Duly Authorized Officer)

Index of Exhibits

Exhibit No.	Description
4.1

Indenture dated as of May 27, 2003 between the Partnership and SunTrust Bank, as trustee (filed as Exhibit 4.5 to the Partnership’s Form S-4 filed with the Commission on June 30, 2003, and incorporated by reference herein).

4.2	Seventh Supplemental Indenture dated as of April 3, 2008 between the Partnership and U.S. Bank National Association, successor to SunTrust Bank, as trustee.

4.3	Eighth Supplemental Indenture dated as of April 3, 2008 between the Partnership and U.S. Bank National Association, successor to SunTrust Bank, as trustee.

4.4

Registration Rights Agreement dated as of April 3, 2008, by and among Enbridge Energy Partners, L.P., Banc of America Securities LLC, Deutsche Bank Securities Inc. and HSBC Securities (USA) Inc. (with respect to the 6.50% Notes due 2018).

4.5

Registration Rights Agreement dated as of April 3, 2008, by and among Enbridge Energy Partners, L.P., Banc of America Securities LLC, Deutsche Bank Securities Inc. and HSBC Securities (USA) Inc. (with respect to the 7.50% Notes due 2038).